Exhibit 10.8

                               SECURITY AGREEMENT



           SECURITY AGREEMENT (this "Security Agreement") dated this 25th day of November, 1997, between QPI Multipress, Inc., an Ohio corporation ("Multipress"), Quality Products, Inc., a Delaware corporation ("Quality") (Multipress and Quality are referred to collectively, as the "Debtor") and Eastlake Securities, Inc., a New York corporation ("Eastlake" or the "Collateral Agent") for itself and as collateral agent for the holders of beneficial interests in the Note (as defined) dated the date hereof issued by Debtor as maker and payable to the order of Eastlake in the principal amount of $1,500,000 (the "Note") (in such capacity, "Collateral Agent") and as "Agent" as such term is defined in that certain Credit Agreement, dated as of the date hereof, between Debtor and Eastlake (as may be modified, supplemented or amended from time to time, the "Credit Agreement").


                                    RECITALS

           A. Pursuant to the Note, the Credit Agreement and the documents, instruments, and agreements executed by Debtor in connection therewith (as amended, extended, or replaced from time to time, the "Credit Documents"), the Agent extended credit to Debtor on the terms and subject to the conditions set forth more particularly therein (Capitalized terms not otherwise defined herein are used with the same meanings as in the Credit Documents).

           B. To induce the Collateral Agent to extend such credit, Debtor has agreed to pledge and to grant to Collateral
                      Agent, a security interest in and lien upon certain property of Debtor described more particularly herein.


           NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:





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                                    AGREEMENT

           1.         Appointment



                      Eastlake has agreed to serve as the secured party (Collateral Agent) for the benefit of itself and the various holders of beneficial interests in the Note, and for the convenience of all such persons and the Borrower, and Borrower accepts and acknowledges Eastlake's appointment as the secured party (Collateral Agent).

           2.         Grant of Security Interest

                      Debtor hereby pledges and grants to Collateral Agent a security interest in the property described in paragraph 3 (collectively and severally, the "Collateral") to secure payment and performance of the obligations described in paragraph 4 (collectively and severally, the "Obligations").

           3.         Collateral

                      The Collateral shall consist of all of the following:

                      a. Accounts, Etc. All present and future accounts, and other rights of Debtor to the payment of money no matter how evidenced, all chattel paper, instruments, and other writings evidencing any such right, and all goods repossessed or returned in connection therewith.

                      b. Inventory. All inventory of Debtor, now owned or hereafter acquired, and all raw materials, work in process, materials used or consumed in Debtor's business and finished goods, together with all additions and accessions thereto and replacements therefor, and products thereof.

                      c. Equipment. All equipment of Debtor, now owned or hereafter acquired, including, without limitation, all machinery, tools, dies, blueprints, catalogues, computer hardware, and software, furniture, furnishings, and fixtures.

                      d. Documents and Instruments. All documents and instruments of Debtor, now owned or hereafter acquired.

                      e. General Intangibles, Etc. All now existing or hereafter acquired general intangibles of every nature, all tax refunds, permits, regulatory approvals, copyrights, patents, trademarks, service marks, trade names, mask works, good will, licenses, all other intellectual property owned by Debtor or used in Debtor's business and the right to sue for all past, present and future infringement of the foregoing.

                      f. Securities. All securities, now owned or hereafter acquired, of the corporation(s) listed on Exhibit D to the Credit Agreement (each an "Issuer"), and all new substituted and additional documents, instruments, and general intangibles issued with respect thereto (collectively and severally, the "Pledged Shares") and all now existing and hereafter arising rights of the holder of the





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                                Pledged Shares,  including,  without limitation,
                                all  voting and  rights to and  interest  in all
                                cash  and  noncash   dividends   and  all  other
                                property  now  or  hereafter   distributable  on
                                account of or receivable with respect to any of the foregoing.

                      g. Deposit Accounts. All deposit accounts, now existing or hereafter arising, maintained in Debtor's name with any financial institution and any and all funds at any time held therein.

                      h.        Property in  Possession.  All other  property of
                                Debtor now or hereafter in the possession, custody, or control of any Agent, including, without limitation, all deposit accounts of
                                Debtor maintained with any Agent, and all property of Debtor in which Collateral Agent now has or hereafter acquires a security interest for the benefit of the Agent.

                      i. Books and Records. All now existing and hereafter acquired books and records relating to the foregoing Collateral and all equipment containing such books and records (including, without limitation, computer data, and storage media).

                      j. Proceeds. All proceeds (whether cash or non-cash) of the foregoing Collateral. For purposes of this Security Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

           4.         Obligations

The Obligations secured by this Security Agreement shall consist of any and all debts,obligations, and liabilities of Debtor to the Collateral Agent arising out of or related to the Credit Documents (whether principal, interest, fees or otherwise, whether now existing or hereafter arising, whether voluntary or involuntary, whether or not jointly owed with others, whether direct or indirec , absolute or contingent, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, whether or not from time to time decreased or extinguished and later increased, created or incurred and whether or not extended, modified, rearranged, restructured, refinanced, or replaced, including without limitation, modifications to interest rates or other payment terms of such debts, obligations, or liabilities).




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           5.         Representations and Warranties

In addition to any representations and warranties of Debtor set forth in the Credit Documents, which are incorporated herein by this reference, each Debto hereby represents and warrants that:

                      a. Authority. It has authority, and has completed all proceedings and obtained all approvals and consents necessary, to execute, deliver, and perform this Security Agreement and the transactions contemplated hereby.

                      b. No Default or Lien. Such execution, delivery, and performance will not contravene, or constitute a default under or result in a lien upon any property of Debtor pursuant to any applicable law or regulation or any contract, agreement, judgment, order, decree, or other instrument binding upon or affecting Debtor.

                      c. Enforceability. This Security Agreement constitutes a legal, valid, and binding obligation of Debtor, enforceable in accordance with its terms (except as enforceability may be affected by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditor's rights), and this Security Agreement grants to Collateral Agent a valid, first-priority perfected, and enforceable lien on the Collateral.

                      d. No Litigation. Except as disclosed in Exhibit C to the Credit Agreement, there is no action, suit, or proceeding pending or, to the best knowledge of Debtor after reasonable investigation, threatened against Debtor which might adversely affect its property or financial condition in any material respect.

                      e. Ownership of Collateral. Debtor is the sole owner of and has good and marketable title to the Collateral (or, in the case of after-acquired Collateral, at the time the Debtor acquires rights in the Collateral, will be the sole owner thereof) and is the record and beneficial owner of any Pledged Shares.

                      f. Priority. Except for security interests in favor of Collateral Agent and those reflected on Exhibit E to the Credit Agreement, no person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim, or interest (by way of security interest or other lien or charge) in, against or to the Collateral.

                      g. Accuracy of Information. All information heretofore, herein or hereafter supplied to Collateral Agent by or on behalf of Debtor with respect to the Collateral is true and correct.





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                      h.        Delivery of Documents, Etc. Debtor has delivered
                                to Collateral Agent all instruments, documents, chattel paper, and other items of Collateral in which a security interest is or may be perfected by possession, the certificate of title with respect to each motor vehicle, if any, included in the Collateral, and any certificated Pledged Shares together with such additional writings, including, without limitation, assignments and stock powers, with respect thereto as Collateral Agent shall request.

                      i. Enforceability Against Account Debtors. Each account, contract right, item of chattel paper, instrument, or any other right to the payment of money constituting Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay the same (an "Account Debtor"), which terms have not been modified or waived in any respect or to any extent.

                      j. Amount Due From Account Debtors. Any amount represented by Debtor to Collateral Agent as owning by any Account Debtor is the correct amount actually and unconditionally owing by such Account Debtor.

                      k. No Account Debtor Defense. No Account Debtor has any defense, setoff, claim, or counterclaim against Debtor that can be asserted against Collateral Agent, whether in any proceeding to enforce Collateral Agent's rights in the Collateral, or otherwise.

                      l. Pledged Shares. The Pledged Shares, if any, in the aggregate constitute all of the issued and outstanding shares of the Issuer thereof, have been validly issued and are fully paid and nonassessable; there are no outstanding options, warrants or other agreements with respect thereto.

           6.         Covenants and Agreements of Debtor

 In addition to all covenants and agreements of Debtor set forth in the Credit Documents, which are incorporated herein by this reference, Debtor hereby agrees:

                      a. Preservation of Collateral. To do all acts that may be necessary to maintain, preserve, and protect the Collateral.

                      b. Use of Collateral. Not to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, any other agreement with Collateral Agent related hereto or any applicable statute, regulation, or ordinance or any policy of insurance covering the Collateral.

                      c. Payment of Taxes, Etc. To pay promptly when due all taxes, assessments, charges, encumbrances, and liens now or hereafter imposed upon or affecting any Collateral.


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                      d.        Defense of Litigation. To appear in and defend
                                any action or proceeding which may affect its title to or Collateral Agent's interest in the Collateral.

                      e. Possession of Collateral. Not to surrender or lose possession of (other than to Collateral Agent), sell, encumber, lease, rent,or otherwise dispose of or transfer any Collateral or right or interest therein except as hereinafter provided, and to keep the Collateral free of all levies and security interests or other liens or charges except those approved in writing by Collateral Agent; provided that, unless an Event of Default shall occur, Debtor may, in the ordinary course of business, sell, or lease any Collateral consisting of inventory.

                      f. Compliance With Law. To comply with all laws, regulations, and ordinances relating to the possession, operation, maintenance, and control of the Collateral.

                      g. Standard of Care by Secured Party. That such care as Collateral Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the
                                Collateral    when   in    Collateral    Agent's
                                possession.

                      h. Delivery of After-Acquired Collateral.To account fully for and promptly deliver to Collateral Agent, in the form received, all documents, chattel paper, instruments, and agreements constituting Collateral hereunder and all proceeds of the Collateral received, all endorsed to Collateral Agent or in blank, as requested by Collateral Agent, and accompanied by such stock powers as appropriate and until so delivered all such documents, instruments, agreements, and proceeds shall be held by Debtor in trust for the Agent, separate from all other property of Debtor.

                      i. Maintenance of Records. To keep separate, accurate, and complete records of the Collateral and to provide Collateral Agent with such records and such other reports and information relating to the Collateral as Collateral Agent may request from time to time.

                      j. Further Assurances. To procure, execute, and deliver from time to time any edorsements, notifications, registrations, assignments, financing statements, certificates of title, ship mortgages, aircraft mortgages, copyright mortgages, assignments or mortgages of patents, mortgages of mask works, mortgages for filing pursuant to the Interstate Commerce Act, and other writings deemed necessary or appropriate by Collateral Agent to perfect, maintain, and protect its security interest in the Collateral hereunder and the priority thereof; and to take such other actions as Collateral Agent may request to protect the value of the Collateral and of Collateral Agent's security interest in the Collateral, including, without limitation, provision of assurances from third parties






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                                regarding Collateral Agent's access to, right to
                                foreclose on or sell,  Collateral,  and right to
                                realize   the   practical   benefits   of   such
                                foreclosure or sale.

                      k.        Payment of Secured  Party's  Costs and Expenses.
                                To reimburse Collateral Agent upon demand for any costs and expenses, including, without limitation, attorney fees and disbursements, Collateral Agent may incur while exercising any right, power, or remedy provided by this Security Agreement or by law, all of which costs and expenses are included in the Obligations.

                      l. Notification Regarding Certain Types of Collateral. To promptly notify Collateral Agent of inclusion in the Collateral after the date hereof of any aircraft, watercraft or vessels, railroad cars, railroad equipment, locomotives or other rolling stock intended for a use related to interstate commerce, tradenames, trademarks, service marks, mask works, copyrights, patents, fixtures, or uncertificated securities.

                      m. Notice of Changes. To give Collateral Agent thirty (30) days prior written notice of any change in Debtor's residence or chief place of business or legal name or trade name(s) or style(s) set forth in the penultimate paragraph of this Security Agreement.

                      n. Location of Records. To keep the records concerning the collateral at the location(s) set forth in the penultimate paragraph of this
                                Security Agreement and not to remove such records from such location(s) without the prior written consent of the Collateral Agent.

                      o. Insurance. To insure the Collateral, with Collateral Agent named as loss payee, in form and amounts, with companies, and against risks and liabilities satisfactory to Collateral Agent, and Debtor hereby assigns the policies to Collateral Agent, agrees to deliver them to Collateral Agent at its request, and agrees that Collateral Agent may make any claim thereunder, cancel the insurance on default by Debtor, collect and receive payment of and endorse any instrument in payment of loss or return premium or other refund or return, and apply such amounts received, at Collateral Agent's election , to replacement of Collateral or to the
                               Obligations.

                      p. Dividends on Pledged Shares. To account fully for and promptly deliver to Collateral Agent, in the form received, any dividend or any other distribution on account of the Pledged Shares whether in securities or property by way of stock-split, spin-off, split-up, or reclassification, combination of shares or the like, or in case of any reorganization, consolidation, or merger; provided, however, that until there shall have occurred an Event of Default, Debtor shall be entitled to retain any cash dividends paid on account of the Pledged Shares out of retained earnings of the Issuer.





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                      q.        Care  for  Collateral  by  Debtor.  To keep  the
                                Collateral in good condition and repair and not to cause or permit any waste or unusual or unreasonable depreciation of the Collateral.

                      r. Inspection by Secured Party. At any reasonable time, upon demand by Collateral Agent, to exhibit to and allow inspection by Collateral Agent of the Collateral.

                      s. Location of Collateral. To keep the Collateral at the location(s) set forth below and not to remove the Collateral from such location(s) without the prior written consent of Collateral Agent.

           7.         Authorized Action by Secured Party

Debtor hereby agrees that from time to time after the occurrence of a Potential Default or Event of Default, without presentment, notice or demand, and without affecting or impairing in any way the rights of Collateral Agent with respect to the Collateral, the obligations of the Debtor hereunder or the Obligations, Collateral Agent may, but shall not be obligated to and shall incur no liability to Debtor, or any third party for failure to take any action which Debtor is obligated by this Security Agreement to do and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, and Debtor hereby irrevocably appoints Collateral Agent as its attorney-in-fact to exercise such rights and powers, including without limitation, to (a) collect by legal proceedings or otherwise and indorse, receive, and receipt for all dividends, interest, payments, proceeds, and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation, or other agreement pertaining to, or deposit, surrender, accept, hold, or apply other property in exchange for the Collateral; (c) insure, process, and preserve the Collateral; (d) transfer the Collateral to its own or its nominee's name; (e) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; and (f) notify any Account Debtor on any Collateral to make payment directly to Collateral Agent.

           8.         Default

                      A default under this Security Agreement shall be deemed to exist upon the occurrence of any of the following (an "Event of Default"):

                      a. Default in Payment. Any of the Obligations shal not be paid when due.

                      b. Default under Credit Documents. Debtor shall fail to observe any other term or condition of the Credit Documents or there shall otherwise occur any event which would permit the Agent to accelerate amounts outstanding thereunder.

                      c. Debtor's Bankruptcy. Either a court shall enter a decree or order for relief in respect of Debtor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a






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



                                receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Debtor or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days or Debtor shall commence a voluntary case under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in any voluntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of Debtor or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall take any action in furtherance of the foregoing.

                      d. Judgment Against Debtor. A final judgment for the payment of money in excess of $50,000 shall be rendered against Debtor and Debtor shall not pay or discharge the same or cause it to be paid or discharged within ninety (90) calendar days from the entry thereof, or shall not appeal therefrom or from the order, decree, or process upon or pursuant to which said judgment was granted, based or entered, and secure a stay of execution pending such appeal.

                      e. Misrepresentation by Debtor. Any representation or warranty by Debtor hereunder, under any Credit Document or otherwise made by Debtor in connection with the Obligations shall be inaccurate or incomplete in any material respect as of the date made.

           9.         Remedies

Upon the occurrence of any such Event of Default, Collateral Agent may, at its option, and without notice to or demand on Debtor and in addition to all rights and remedies available to it under the Credit Documents, at law, in equity or otherwise, do any one or more of the following:

                      a. General Enforcement. Foreclose or otherwise enforce Collateral Agent's security interest in any manner permitted by law, or provided for in this Security Agreement.

                      b. Sale, Etc. Sell, lease, or otherwise dispose of any Collateral at one or more public or private sales at Collateral Agent's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Collateral Agent may determine.

                      c. Costs of Remedies. Recover from Debtor all costs and expenses, including, without limitation,



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                                Agent in exercising any right,  power, or remedy
                                provided by this Security Agreement.

                      d. Assembly of Collateral. Require Debtor to assemble the Collateral and make it available to Collateral Agent at a place to be designated by Collateral Agent.

                      e. Take Possession of Collateral. Enter onto property where any Collateral is located and take possession thereof with or without judicial process.

                      f. Preparation of Collateral for Sale. Prior to the disposition of the Collateral, store, process, repair, or recondition it or otherwise prepare it for disposition in any manner and to the extent Collateral Agent deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, tradename, copyright, patent, or technical process used by Debtor.

                      g. Vote of Pledged Shares. Vote or consent, and in connection therewith Debtor grants to Collateral Agent a proxy to vote or to consent, with respect to Pledged Shares.

                      h. Manner of Sale of Pledged Shares. Restrict the prospective bidders or purchasers of Pledged Shares to persons or entities who (i) will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Pledged Shares; and (ii) satisfy the offeree and purchaser requirements for a valid private placement transaction under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and/or under Regulation D promulgated by the Securities and Exchange Commission under the Act , or under any similar statute, rule, or regulation. Debtor agrees that disposition of the Pledged Shares pursuant to any private sale made as provided above may be at prices and on other terms less favorable than if the Pledged Shares were sold at public sale, and that Collateral Agent has no obligation to delay the sale of any Pledged Shares for public sale under the Act. Debtor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. In the event that Collateral Agent elects to sell the Pledge Shares, or part of them, and there is a public market for the Pledged Shares, in a public sale, Debtor shall use its best efforts to register and qualify the Pledged Shares, or applicable part thereof, under the Act and all state Blue Sky or securities laws required by the proposed terms of sale, and all expenses thereof shall be payable by Debtor, including, but not limited to, all costs of (i) registration or qualification of, under the Act or any state Blue Sky or securities laws or pursuant to any applicable rule or regulation issued pursuant thereto, any Pledged Shares, and (ii) sale of such Pledged Shares, including, but not limited to, brokers' or underwriters' commissions, fees or discounts, accounting and legal fees and disbursements, costs of printing and other expenses of transfer and sale. If any consent, approval, or authorization of any state, municipal, or other governmental
                                department,   agency,   or  authority  shall  be
                                necessary  to  effectuate   any  sale  or  other
                                disposition of Pledged Shares, or any part thereof, Debtor will execute such applications and other instruments as may be required in
                                connection   with  securing  any  such  consent,
                                approval, or authorization, and will otherwise use its best efforts to secure the same.

                      i. Manner of Sale of Collateral Other Than Pledged Shares. Debtor shall be given ten (10) business days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of Collateral other than Pledged Shares is to be made, which notice Debtor hereby agrees shall be deemed reasonable notice thereof.

                      j. Delivery to and Rights of Purchaser. Upon any sale or other disposition pursuant to this Security Agreement, Collateral Agent shall have the right to deliver, assign, and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (includin Collateral Agent) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Debtor and Debtor specifically waives (to the extent permitted by law) all rights of redemption, stay, or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

           10.        Financing Statements

Debtor agrees to assign and deliver to Collateral Agent such financing statements, in form acceptable to Collateral Agent, as Collatera Agent may from time to time deem reasonably necessary to establish and maintain a valid, enforceable, first priority security interest in the Collateral as provided herein and the other rights and security contemplated herein, all in accordance with the Uniform Commercial Code as enacted in any and all relevantjurisdictions or any other relevant law.Debtor will pay any applicable filing fees and related reasonable expenses. Debtor authorizes Collateral Agent to file any such financing statements without the signature of Debtor.

           11.        Indemnification

Debtor hereby agrees to indemnify and defend Collateral Agent and its agents, officers, and employees and to hold Collateral Agent and its agents, officers and employees harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements, (including, without limitation, attorney fees and special or consequential damages) of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, assessed against or incurred by Collateral Agent or its agents, officers, and employees (excluding such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or disbursements resulting from the gross negligence or willful misconduct of Collateral Agent): (i) in any way relating to or arising out of the Credit Documents or any documents contemplated by or referred to therein or in the transactions contemplated thereby or any action taken or omitted to be taken by Collateral Agent or its agents, officers and employees in connection with the foregoing; or (ii) in any manner resulting from any action taken or omitted to be taken by the Collateral Agent or its agents, officers and employees with respect to the Collateral in accordance with the written instruction of Debtor or the Collateral Agent given consistent with provisions of the Credit Documents as permitted hereunder. The indemnification obligations of Debtor under this paragraph 11 shall survive termination of this Security Agreement and payment in full of the Obligations except to the extent claims for which indemnification is sought are barred by applicable statutes of limitation.

           12.        Cumulative Rights

The rights, powers, and remedies of Collateral Agent under this Security Agreement shall be in addition to all rights, powers, and remedies given to the Collateral Agent by virtue of any statute or rule of law, the Credit Documents or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Collateral Agent's security interest in the Collateral.

           13.        Waiver

Any waiver, forbearance, or failure or delay by Collateral Agent in exercising any right, power, or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Collateral Agent shall continue in full force and effect until such right, power, or remedy is specifically waived in a writing executed by Collateral Agent. Debtor waives any right to require Collateral Agent to proceed against any person or to exhaust any Collateral or to pursue any remedy in Collateral Agent's power.

           14.        Binding Upon Successors

All rights of Collateral Agent under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind its heirs, executors, administrators, successors, and assigns.

           15.        Entire Agreement; Severability

This Security Agreement and the Trademark Collateral Assignment and Security Agreement dated the date hereof between Collateral Agent and Debtor, contains the entire security agreement between Collateral Agent and Debtor. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

           16.        References

The singular includes the plural. If more than one executes this Security Agreement, the term Debtor shall be deemed to refer to each of the undersigned Debtors as well as to all of them, and their obligations and agreements hereunder shall be joint and several.

           17.        Choice of Law

This Security Agreement shall be construed in accordance with and governed by the laws of Ohio, without giving effect to choice of law rules, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Uniform Commercial Code of such state.

           18.        Amendment

This Security Agreement may not be amended or modified except by a writing signed by each of the parties hereto.

           19.        Residence; Collateral Location Records

Debtor represents that its residence or chief place of business is as set forth in the Credit Agreement; that "Quality Products" and "Multipress" constitute the only trade name(s) or style(s) used by Debtor; and that, except as otherwise disclosed to Collateral Agent in writing prior to the date hereof, the Collateral and Debtor's records concerning the Collateral are located at its chief place of business.

           20.        Notices

 All notices and communications hereunder shall be made at the addresses, in the manner and with the effect provided in paragraph 9(f) of the Credit Agreement.

           21.        Execution in Counterparts

This Security Agreement may be executed in counterparts each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

           22.        Warranty of Attorney




                      The undersigned, who if two or more in number, jointly and severally, hereby irrevocably authorizes any attorney-at-law to appear in any court of record in the State of Ohio or in any other state or territory of the United States (other than any court in which utilization of this warrant of attorney would be contrary to law) at any time after the Note becomes due, whether by lapse of time, acceleration or otherwise, to waive the issuance and service of process, to admit maturity and nonpayment of the indebtedness evidenced by the Note, and to confess judgment against the undersigned (or any of them) in favor of Collateral Agent for the amount then appearing due, together with interest, expenses, the costs of suit and reasonable counsel fees, and thereupon to release and waive all errors, rights of appeal and stays of execution. The foregoing warrant of attorney shall survive the judgment. Should any judgment be vacated for any reason, the foregoing warrant of attorney nevertheless may thereafter be utilized for obtaining additional udgment or judgments. Such authority shall not be exhausted by one exercise, but judgment may be confessed from time to time as any sums and/or costs, expenses, or reasonable counsel fees shall be due, by filing an original or a photostatic copy of the Note. The undersigned hereby waives all relief from any and all appraisement or exemption laws now in force or hereafter enacted. The undersigned agrees that Collateral Agent's attorney may confess judgment pursuant to the foregoing warranty of attorney. The undersigned further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from the Collateral Agent

                      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed as of the day and year first above written.

                      WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                DEBTOR: QPI MULTIPRESS, INC.

                                   /s/ Bruce C. Weaver
                                By:-----------------------------
                                       Bruce C. Weaver
                                       President

                                DEBTOR: QUALITY PRODUCTS, INC.

                                   /s/ Bruce C. Weaver
                                By:------------------------------
                                       Bruce C. Weaver
                                       President

                                COLLATERAL AGENT: EASTLAKE SECURITIES, INC.

                                   /s/ Murray Koppelman
                                By:------------------------------
                                       Murray Koppelman
                                       President












                      WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.